Exhibit 10.4


                                     WARRANT

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (II) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE COMPANY THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                               Warrant to Purchase
                                 100,000 shares


                            VOID AFTER JULY 18, 2005



                               WARRANT TO PURCHASE
                                  COMMON STOCK
                                       OF
                           INTEGRATED BIOPHARMA, INC.
              Incorporated Under the Laws of the State of Delaware

         THIS IS TO CERTIFY that WOLFE AXELROD WEINBERGER ASSOCIATES LLC, or its proper assigns (the "Warrantholder"), is entitled, upon the due exercise hereof and subject to the terms and conditions hereof, as to the total number of shares thereafter, until 5:00 p.m. New York time on July 18, 2005, to purchase from Integrated BioPharma, Inc., a Delaware corporation (the "Company"), from time to time, all or any part of One Hundred Thousand (100,000) fully paid and nonassessable shares of common stock, par value $.002 per share, of the Company (the "Common Stock"), but not for fractional shares of Common Stock, and not for less than Five Thousand (5,000) shares of Common Stock at any one time, upon delivery of the Election to Purchase attached hereto as Appendix A and, for the exercise for the remaining balance of such number of such Common Stock, the surrender hereof with the Election to Purchase attached hereto as Appendix A, duly completed and delivered, in accordance with Section 11 of this Warrant, and simultaneous payment therefor by wire transfer of immediately available funds, or good bank or certified check drawn to the order of the Company, at an exercise price of (i) $1.37 for one (1) share of Common Stock for the first Seventy-Five Thousand (75,000) shares of Common Stock, and (ii) $1.75 for one
(1) share of Common Stock for the remaining Twenty-Five Thousand (25,000) shares of Common Stock (the "Warrant Exercise Price").

         This Warrant is issued pursuant to an agreement dated July 18, 2000 (the "Retainer Agreement") between the Company and the original Warrantholder and is intended to formalize and document the options and warrants granted on July 18, 2000 by the Company to the Warrantholder entitling the Warrantholder to purchase 75,000 shares of Common Stock and an additional 25,000 shares of Common Stock pursuant to the Retainer Agreement.

         1. Term. This Warrant is exercisable at the option of the Warrantholder, for a five (5) year period, commencing on the date hereof and may not be exercised after 5:00 p.m., New York time, July 18, 2005 (the "Expiration Date"), at which time this Warrant will become wholly void and all rights evidenced hereby will terminate solely as to the purchase of any shares of Common Stock for which an Election to Purchase has not been delivered to the Company by the Warrantholder or its assigns.

         2. Treatment of Partial Exercise of Warrant. If this Warrant is exercised for less than all the shares purchasable upon the exercise hereof, subject to the minimum amount of Five Thousand (5,000) shares of Common Stock per exercise (or the remaining balance of this Warrant, whichever is the lesser), this Warrant shall be deemed to be amended to appropriately decrease the number of shares of Common Stock available for exercise.

         3. Issuance of Common Stock Certificates. Upon the exercise of this Warrant and full payment of the applicable Warrant Exercise Price, the Company will cause its transfer agent to issue to the Warrantholder or its designee, within four (4) business days, stock certificates representing the number of shares of Common Stock exercised therefor, in the name of the Warrantholder or in such names as may be directed by the holder. Electronic delivery shall be made to a securities intermediary within such period if so requested by the Warrantholder.

         4. Adjustment of Warrant Exercise Price and Number of Shares of Common Stock. In case of any dividend in securities of the Company, stock split, spinoff, reclassification, capital reorganization, or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization, or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Company (other than a sale/leaseback, mortgage, or other financing transaction), or the issuance of any rights to purchase or to receive any securities of the Company or its subsidiaries issued to all holders of Common Stock, the Company shall cause effective provision to be made so that the Warrantholder shall have the right thereafter, by exercising such Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization, or other change, consolidation, merger, sale, or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization, or other change, consolidation, merger, sale, or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor (if other than the Company) resulting from such consolidation or merger or the corporation purchasing assets or other appropriate corporation or entity shall assume by written instrument the obligation to deliver to the holder of this Warrant such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations under this Agreement. The foregoing provisions shall similarly apply to each successive dividend, rights offering, stock split, spinoff, reclassification, capital reorganizations, and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales, or conveyances.

         5. No Stockholder Rights. The Warrantholder shall not have the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders or as having any rights whatsoever as a stockholder of the Company until such time as it has exercised all or any part of this Warrant. The Warrantholder shall not be entitled to any rights of a stockholder of the Company in respect of any shares purchasable upon the exercise hereof until such shares have been paid for in full, whether or not a certificate has been delivered hereunder.

         6. Restrictions on Transfer; Permitted Transferees. This Warrant and the shares of Common Stock issuable upon the exercise hereof (collectively, the "Warrant Securities") are not currently registered upon the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws. The Warrant Securities are subject to restrictions on transferability and resale and may not be transferred or resold, except as set forth below. For so long as the Warrant Securities are not registered under the Securities Act, each certificate representing shares of Common Stock issuable upon the exercise of this Warrant shall bear the following legend (in addition to any legend required under applicable state securities laws and any other applicable agreement): THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (II) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE COMPANY THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS. Subject to the Warrantholder's compliance with the requirements set forth in the above legend, the Warrantholder may transfer all or part of the Warrant Securities to any of the persons listed on Appendix B hereto; provided, however, that any transferee must agree in writing (the "Transferee Consent") to be bound by the terms of the Warrant and of the Settlement Agreement, dated as of December 20, 2004 (the "Settlement Agreement"), between the Company and Wolfe Axelrod Weinberger Associates LLC ("WA"), that are applicable to WA. The Warrantholder shall give prompt written notice to the Company, in accordance with Section 11 of this Warrant, of any such transfer, which notice shall specify the applicable Warrant Exercise Price of the transferred Warrant Securities and shall include a copy of the Transferee Consent.

         7. Reservation of Stock Issuable Upon Exercise. The Company has reserved and shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock and other securities deliverable hereunder, solely for the purpose of effecting the issuance of the shares of Common Stock and other securities upon exercise of the Warrant, such number of its shares of Common Stock and other securities as shall from time to time be sufficient to provide for the exercise of this Warrant, and if at any time the number of authorized but unissued shares of Common Stock or other securities shall not be sufficient to provide for the exercise of this Warrant, the Company will, subject to the requirements of applicable state law, take such corporate action as may, in the option of its counsel, be necessary to increase its authorized but unissued shares of Common Stock or other securities to such number of shares of Common Stock and other securities as shall be sufficient for such purposes.

         8. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction to the nearest whole number of shares of Common Stock or other securities, properties or rights.

         9. Loss or Mutilation. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant Certificate of like tenor.

         10. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company and the Warrantholder and its respective successors and assigns hereunder.

         11. Governing Law; Submission to Jurisdiction. This Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of New York and the Delaware General Corporate Law and for all purposes shall be construed in accordance with the laws of said States, without giving effect to the rules of said State governing the conflicts of laws which might cause the application of any other laws.

         12. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered by registered or certified mail, return receipt requested, or by overnight mail (a) If to the registered Warrantholder, to the address of such Warrantholder as shown on the books of the Company, with a copy by facsimile to Wolf, Block, Schorr & Solis-Cohen LLP facsimile (212) 672-1165, Attn: Barry J. Bendes, Esq.; or (b) If to the Company, to its principal offices at 225 Long Avenue, Hillside, New Jersey 07205 and by facsimile to (973) 926-1735, Attn:
Eric Friedman, Chief Financial Officer, with a copy by facsimile to Greenberg Traurig, LLP, facsimile (212) 805-5552, Attn: Andrew H. Abramowitz, Esq., or to such other address as the Company may designate by notice to the Warrantholder.

         13. Entire Agreement; Modification. This Agreement, together with the Settlement Agreement, contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended, except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

                                      INTEGRATED BIOPHARMA, INC.


                                      By: /s/ E. Gerald Kay
                                      ---------------------
                                      Name: E. Gerald Kay
                                      Title: Chief Executive Officer

Dated: As of July 18, 2000

                                   Appendix A
                          FORM OF ELECTION TO PURCHASE

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase _______ shares of Common Stock at an exercise price of $____ per share of Common Stock

         In accordance with the terms of the Warrant dated as of _________ issued by Integrated BioPharma, Inc. in favor of ______________, the undersigned requests that a certificate for such securities be registered in the name of ___________ whose address is ____________ and that such
Certificate   be   delivered   to _____________________________  whose address
is __________________________________________________________.




Dated: _________________,

                                      ------------------------------------------
                                      Signature (Signature must conform in all respects to name of holder as specified on the face of the Warrant.)


                                      ------------------------------------------
                                      (Insert Social Security or Other
                                      Identifying  Number of Warrantholder)

                                   Appendix B
                              PERMITTED TRANSFEREES


Stephen Axelrod
Donald Weinberger